AMENDMENT TO THE BELLSOUTH PERSONAL

                 RETIREMENT ACCOUNT PENSION PLAN

     This Amendment is made to the BellSouth Personal Retirement Account Pension Plan (the "Plan"), which was adopted effective July 1, 1993, as a restatement and amendment of the BellSouth Management Pension Plan. The Chairman of the Employees' Benefit Claim Review Committee (the "Claim Review Committee"), acting under authority delegated by the Nominating and Compensation Committee of the Board of Directors of BellSouth Corporation, hereby amends the Plan as follows:
                               1.
     Amend Paragraph 5.05 of the Plan, effective immediately, by replacing "July 1, 1996" wherever it appears therein with "December 31, 1997".

                               2.

          Amend subparagraph (a) of Paragraph 7.08 of the Plan, effective immediately, by replacing "June 30, 1996" with "December 30, 1997" and by replacing "July 1, 1996" with December
31, 1997".
          Approved this 12th day of October, 1995.

EMPLOYEES' BENEFIT CLAIM REVIEW COMMITTEE

/S/ H.C. Henry Jr.
H. C. Henry, Jr.
Executive Vice President - Corporate Relations
Chairman